EXHIBIT 24
                                                          ----------
          POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K
      TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION


     We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Paul M. Limbert, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2002 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form
10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                          TITLE                     DATE
---------                          -----                     ----
/s/ James E. Altmeyer              Director                 3/24/03
--------------------------                                 ---------
    James E. Altmeyer

/s/ Ray A. Byrd                    Director                 3/24/03
--------------------------                                 ---------
    Ray A. Byrd

/s/ R. Peterson Chalfant           Director                 3/24/03
--------------------------                                 ---------
    R. Peterson Chalfant

/s/ John H. Cheffy                 Director                 3/24/03
--------------------------                                 ---------
    John H. Cheffy

/s/ Christopher V. Criss           Director                 3/24/03
--------------------------                                 ---------
    Christopher V. Criss

/s/ James D. Entress               Director                 3/24/03
--------------------------                                 ---------
    James D. Entress

/s/ Abigail M. Feinknopf           Director                 3/24/03
--------------------------                                 ---------
    Abigail M. Feinknopf

/s/ Ernest S. Fragale              Director                 3/24/03
--------------------------                                 ---------
    Ernest S. Fragale

/s/ James C. Gardill               Director                 3/24/03
--------------------------                                 ---------
    James C. Gardill

/s/ Edward M. George               Director                 3/24/03
--------------------------                                 ---------
    Edward M. George

/s/ Roland L. Hobbs                Director                 3/24/03
--------------------------                                 ---------
    Roland L. Hobbs

/s/ John W. Kepner                 Director                 3/24/03
--------------------------                                 ---------
    John W. Kepner

/s/ Jay T. McCamic                 Director                 3/24/03
--------------------------                                 ---------
    Jay T. McCamic

/s/ William E. Mildren, Jr.        Director                 3/24/03
--------------------------                                 ---------
    William E. Mildren, Jr.

/s/ Joan C. Stamp                  Director                 3/24/03
--------------------------                                 ---------
    Joan C. Stamp

/s/ Carter W. Strauss              Director                 3/24/03
--------------------------                                 ---------
    Carter W. Strauss

/s/ Reed J. Tanner                 Director                 3/24/03
--------------------------                                 ---------
    Reed J. Tanner

/s/ Robert K. Tebay                Director                 3/24/03
--------------------------                                 ---------
    Robert K. Tebay

/s/ William E. Witschey            Director                 3/24/03
--------------------------                                 ---------
    William E. Witschey